UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2024

CANNABIS BIOSCIENCE INTERNATIONAL HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Colorado	333-267039	84-4901299
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

6201 Bonhomme Road, Suite 435N
Houston, TX		77036
(Address of principal executive offices)		(ZIP Code)

(214) 733-0868
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

(a) The Jones Agreement.

On August 19, 2024, the Registrant, John Jones (“Jones”) and Barbara Kamienski (“Kamienski”) entered into an agreement (the “Jones Agreement”) whereunder (i) Jones agreed make an initial payment of $37,500, due on September 15, 2024, under a Securities Purchase Agreement, dated as of March 14, 2024, by and between the Registrant and 1800 Diagonal Lending LLC, a Virginia limited liability company (the “Diagonal SPA”), (ii) Jones and Kamienski agreed to reduce (A) the rate of interest on a promissory note in the principal amount of $291,451, dated April 30, 2024, made in their favor by the Registrant, to 2.5% monthly, effective as of the date of the promissory note, and (B) the monthly payment due under the promissory note to $5,000 until it is paid in full, (iii) the Registrant agreed that Jones would be appointed director and treasurer of the Registrant, (iv) in consideration of Jones’ services as treasurer, the Registrant agreed to issue to Jones 125,000,000 shares of its Common Stock on each of May 31, 2025, May 31, 2026, May 31, 2027, and May 31, 2028, provided that he is serving as treasurer on those dates and (v) Jones agreed that, in consideration of 1,000 shares of Series B Preferred Stock, during a period ending on the first anniversary of the Jones Agreement, he will make efforts to raise $250,000 in equity for the Registrant on terms satisfactory to it.

Jones agreed that, in consideration of 1,000 shares of Series B Preferred Stock.

A copy of the Jones Agreement is annexed to this Report as Exhibit 10.1 and the description of its provisions is qualified in its entirety by reference thereto. A description of the Diagonal SPA appears in the Registrant’s Current Report on Form 8-K filed on March 28, 2024.

(b) The Vita Agreement.

On May 1, 2024, Vita Biotech Research LLC (“Vita”) and Alpha Research Institute LLC (“Alpha”), the Registrant’s wholly owned subsidiary, entered into a Master Research Agreement (the “Vita Agreement”), under which Vita engaged Alpha to conduct several clinical trials for the Vita for the purpose of collecting and providing medical data to be used in the creation of vitamins, nutraceuticals and all other general medicinal development, as long as doing so is within the legal parameters permitted in Texas and Colombia and other countries, determined by one or both of the parties.

Under this agreement, Alpha is required to have at least one of its physicians serve as the principal investigator for each collection initiative, with one or more subinvestigators assigned thereto. No physician shall serve as principal investigator or subinvestigator without Alpha’s consent. The Institution shall cause each principal investigator and each subinvestigator to conduct the collection Initiatives in strict adherence to the relevant protocol. Alpha will establish the terms under which confidential information will be shared and protected. Alpha will make the principal investigator and all subinvestigators, employees, contractors, and agents of Alpha who are to perform any work in connection with a collection initiative aware of the obligations contained in the Vita Agreement and the applicable work orders and will bind them thereto. Vita is solely responsible for developing protocols.

2

Because the data recollected from biospecimens is experimental and may have unknown characteristics, Alpha is obligated to use prudence and reasonable care in their use, handling, storage, transportation, disposition, and containment and has agreed that it will be legally responsible for the data collected from biospecimens until the Vita or a downstream researcher takes custody of them, in accordance with a work order. Because the collection and transfer of biospecimens and associated data is highly sensitive, Alpha has warranted that biospecimens have been or will be collected, processed, tracked, stored, de-identified and transported in a manner appropriate to ensure compliance with the ethical regulations and guidelines established by the Declaration of Helsinki (2013), the recommendations of the International Society for Biological and Environmental Repositories, all requirements of an IRB, all applicable international and national (including state and local) laws, rules, regulations, ethical standards, including applicable privacy and patient confidentiality laws that exist where Alpha operates. Alpha will require the Principal Investigator or applicable Subinvestigators to report any adverse events experienced by a subject as a result of his participating in a collection initiative to both parties within forty-eight (48) hours of learning of such event and to be recorded.

Vita will pay Alpha $50,000 monthly, payment to be made within 30 days of receipt of the invoice (issued after all patients have been collected). All payments are contingent upon acceptance of the biospecimens and associated data. Termination

The Vita Agreement commenced on May 1, 2024, and has a term of 4 months. It will automatically renew for additional 4-month terms unless either party gives notice of termination at least 30 days before the end of the then current term.

A copy of the Vita Agreement is annexed to this Report as Exhibit 10.2 and the description of its provisions is qualified in its entirety by reference thereto.

(c) Issuance of Shares to Officer.

On August 11, 2024, the Board authorized the issuance of 125,000,000 shares of Common Stock to Jose Torres Torres in compensation for his services as secretary of the Registrant for the year ended May 31, 2024, and like amounts on May 31, 2025, May 31, 2026, and May 31, 2027, in compensation for such services during the years then ended, if he is serving as secretary on those dates.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 20, 2024, pursuant to the Jones Agreement, Jones was appointed as a director by the board of directors, acting pursuant to the Registrant’s by-laws, to fill the vacancy in the board of directors created by the death of Henry Levinski on December 29, 2023, and as treasurer of the Registrant. A description of the Jones Agreement appears in Section 1, Item 101, and is incorporated in this Item 5.02 by reference.

Jones and Picazo are the sole members of Vita, with the interest therein being divided equally between them. Under the Vita Agreement, Alpha is receiving $50,000 per month for the initial 4-month term, or $200,000 for the entire term and will receive like amount for each 4-month renewal term and Vita is receiving the services described therein. A description of the Vita Agreement appears in Section 1, Item 101, and is incorporated in this Item 5.02 by reference.

Item 5.03 Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

On August 12, 2024, the Registrant’s articles of incorporation were amended to increase the number of shares designated as Series B Preferred Stock to 2,000. A copy of the amendment is annexed to this Report as Exhibit 3.1.

3

Section 8 - Other Events

Item 8.01 Other Events.

On August 11, 2024, the Registrant adopted a code of conduct, a copy of which is annexed to this Report as Exhibit 14.

On August 11, 2024, the Registrant adopted an insider trading policy, a copy of which is annexed to this Report as Exhibit 19.

On August 11, 2024, the Registrant adopted a clawback policy, a copy of which is annexed to this Report as Exhibit 97.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
3.1	Amendment to RestatedArticles of Incorporation, filed on August 12, 2024.
10.1	Agreement, dated August 19, 2024, by and among the Registrant, John Jones and Barbara Kamienski.
10.2	Master Research Agreement, dated May 1, 2024, by and between Vita Biotech Research LLC and Alpha Research Institute LLC.
14	Code of Conduct.
19	Insider Trading Policy.
97	Clawback Policy.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNABIS BIOSCIENCE INTERNATIONAL HOLDINGS, INC.

By: /s/ Dante Picazo

Dante Picazo

Chief Executive Officer

Dated: August 21, 2024

5